EXHIBIT 23.2


               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


We consent to the incorporation by reference in the Registration
Statement (Form S-8 No. 333-_______) pertaining to the 1994 Stock Option Plan of Human Genome Sciences, Inc., with respect to the financial statements of Human Genome Sciences, Inc. included in the Annual Report (Form 10-K) for the year ended December 31, 1997.


                                                        /s/ Ernst & Young LLP
                                                        ----------------------
                                                        ERNST & YOUNG LLP

Vienna, Virginia
November 9, 1998